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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)   July 27, 1999
                                                          ----------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Resecuritization Pass-Through Certificates Series 1999-RS1)


                          ABN AMRO Mortgage Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             333-57027                                 363886007
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      (Commission File Number)             (I.R.S. Employer Identification No.)


     181 West Madison Street
     Chicago, Illinois                                              60602
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     (Address of Principal Executive Offices)                     (Zip Code)


                                  248-643-2530
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Certificates and the Mortgage Pool.

         On July 30, 1999, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Resecuritization Pass-Through Certificates, Series 1999-RS1 (the "Certificates"), was issued pursuant to a Pooling Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1 dated as of July 1, 1999, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), and The First National Bank of Chicago as trustee. The Certificates consist of five classes identified as the "Class A Certificates", "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of securities representing interests in underlying mortgage loans (the "Pooled Securities"), having as of the close of business on July 25, 1999 (the "Cut-off Date"), an aggregate principal balance of approximately $47,753,042 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Pooled Securities on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") pursuant to a Pooled Securities Purchase Agreement (the "Purchase Agreement") dated July 1, 1999, attached hereto as
Exhibit 4.2, between DLJ as seller and the Depositor as purchaser. The Class A, Class B-1, Class B-2, Class B-3 and Class R Certificates were publicly offered, as described in a Prospectus, dated July 27, 1999, and a Prospectus Supplement, dated July 27, 1999, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated July 27, 1998, attached hereto as Exhibit 1.1, among the Depositor, ABN AMRO North America, Inc. ("AANA"), DLJ and ABN AMRO Incorporated ("AAI") (DLJ and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated July 27, 1999, attached hereto as Exhibit 1.2, among the Depositor, AANA and the Underwriters.

         Each Class of Certificates will have an initial certificate principal balance ("Certificate Principal Balance"). The Class A Certificates have an initial Certificate Principal Balance of $22,802,942. The Class B-1 Certificates have an initial Certificate Principal Balance of $10,960,000. The Class B-2 Certificates have an initial Certificate Principal Balance of $8,214,000. The Class B-3 Certificates have an initial Certificate Principal Balance of $5,776,000. The Class R Certificate has an initial Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of July 27, 1999, among ABN
                  AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN
                  AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities
                  Corporation.


                                       2




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
1.2               Terms Agreement, dated July 27, 1999, among ABN AMRO Mortgage
                  Corporation, ABN AMRO North America, Inc., ABN AMRO
                  Incorporated and Donaldson, Lufkin & Jenrette Securities
                  Corporation.

4.1               Pooling Agreement, dated as of July 1, 1999, among ABN AMRO
                  Mortgage Corporation, as depositor, and The First National
                  Bank of Chicago, as trustee.

4.2               Pooled Securities Purchase Agreement, dated as of July 1,
                  1999, between Donaldson, Lufkin & Jenrette Securities
                  Corporation, as seller and ABN AMRO Mortgage Corporation, as purchaser.


                                       3




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABN AMRO MORTGAGE CORPORATION

                                           (Registrant)


Dated: August 13, 1999                  By:   /s/   Maria Fregosi
                                            ----------------------------------
                                            Name: Maria Fregosi
                                            Title: Vice-President




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                                INDEX TO EXHIBITS


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of July 27, 1999, among ABN
                  AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN
                  AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities
                  Corporation.

1.2               Terms Agreement, dated July 27, 1999, among ABN AMRO Mortgage
                  Corporation, ABN AMRO North America, Inc., ABN AMRO
                  Incorporated and Donaldson, Lufkin & Jenrette Securities
                  Corporation.

4.1               Pooling Agreement, dated as of July 1, 1999, among ABN AMRO
                  Mortgage Corporation, as depositor, and The First National
                  Bank of Chicago, as trustee.

4.2               Purchase Agreement, dated as of July 1, 1999, between
                  Donaldson, Lufkin & Jenrette Securities Corporation as seller and ABN AMRO Mortgage Corporation as purchaser.



                          STATEMENT OF DIFFERENCES
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 The section symbol shall be expressed as............................... 'SS'
 The dagger symbol shall be expressed as................................ 'D'